UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 14, 2015

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Montgomery Street, San Francisco, California 94163
(Address of Principal Executive Offices) (Zip Code)
1-866-249-3302
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 14, 2015, Wells Fargo & Company (the “Company”) issued a press release regarding its results of operations and financial condition for the quarter and year ended December 31, 2014 (the “Press Release”), and posted on its website its 4Q14 Quarterly Supplement (the “Quarterly Supplement”), which contains certain additional historical and forward-looking information relating to the Company. The Press Release is included as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02. The information included in Exhibit 99.1 is considered to be “filed” for purposes of Section 18 under the Securities Exchange Act of 1934. The Quarterly Supplement is included as Exhibit 99.2 to this report and is incorporated by reference into this Item 2.02. Exhibit 99.2 shall not be considered “filed” for purposes of Section 18 under the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.
On January 14, 2015, the Company intends to host a live conference call that will also be available by webcast to discuss the Press Release, the Quarterly Supplement, and other matters relating to the Company.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	The Press Release, deemed “filed” under the Securities Exchange Act of 1934

99.2	The Quarterly Supplement, deemed “furnished” under the Securities Exchange Act of 1934

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 14, 2015	WELLS FARGO & COMPANY

		By:	/s/ RICHARD D. LEVY
Richard D. Levy
Executive Vice President and Controller
(Principal Accounting Officer)